UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
May 14, 2025

     Annaly Capital Management Inc
(Exact Name of Registrant as Specified in its Charter)

Maryland		1-13447	22-3479661
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(IRS Employer Identification No.)

1211 Avenue of the Americas
New York,	New York		10036
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (212) 696-0100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	NLY	New York Stock Exchange
6.95% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	NLY.F	New York Stock Exchange
6.50% Series G Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	NLY.G	New York Stock Exchange
6.75% Series I Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	NLY.I	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 14, 2025, Annaly Capital Management, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders elected nine directors to serve on the Company’s Board of Directors (the “Board”) until the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) and their successors are duly elected and qualify; approved, on an advisory basis, the Company’s executive compensation; ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and rejected the advisory stockholder proposal to adopt the right to act by written consent.

The total number of shares of common stock entitled to vote at the Annual Meeting was 597,555,127, of which 471,706,464 shares, or 78.93%, were present in person or by proxy.

The final voting results for each of the proposals submitted to a vote of stockholders at the Annual Meeting are set forth below.

Proposal 1. The election of nine directors to serve on the Board until the 2026 Annual Meeting and their successors are duly elected and qualify.

Director	For	Against	Abstentions	Broker Non-Votes
David L. Finkelstein	343,252,090	3,309,440	1,682,399	123,462,535
Thomas Hamilton	341,160,999	5,333,738	1,749,192	123,462,535
Kathy Hopinkah Hannan	341,190,042	5,261,031	1,792,856	123,462,535
Martin Laguerre	343,164,167	3,373,638	1,706,124	123,462,535
Manon Laroche	342,987,737	3,515,023	1,741,169	123,462,535
Eric A. Reeves	341,793,455	4,570,851	1,879,623	123,462,535
Glenn A. Votek	343,304,808	3,175,212	1,763,909	123,462,535
Scott Wede	343,253,199	3,212,423	1,778,307	123,462,535
Vicki Williams	334,421,986	11,975,970	1,845,973	123,462,535

Proposal 2. Advisory approval of the Company’s executive compensation.

For	Against	Abstentions	Broker Non-Votes
318,472,527	26,279,923	3,491,479	123,462,535

Proposal 3. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

For	Against	Abstentions
461,919,269	7,547,974	2,239,221

Proposal 4. Advisory approval of a stockholder proposal to adopt the right to act by written consent.

For	Against	Abstentions	Broker Non-Votes
92,497,208	252,107,120	3,639,601	123,462,535

Further information regarding these proposals is set forth in the Company’s definitive proxy statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

101	Pursuant to Rule 406 of Regulation S-T, the cover page information is formatted in iXBRL (Inline eXtensible Business Reporting Language).

104	Cover page interactive data file (formatted in iXBRL in Exhibit 101).

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANNALY CAPITAL MANAGEMENT, INC.

By:	/s/ Anthony C. Green
Name: Anthony C. Green
Title: Chief Corporate Officer & Chief Legal Officer

Dated: May 14, 2025